UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 1, 2024

SandRidge Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-33784	20-8084793
(State or other jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1 E. Sheridan Ave, Suite 500, Oklahoma City, OK 73104
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (405) 429-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Appointment of Dean Parrish as Chief Operating Officer

On April 3, 2024, SandRidge Energy Inc. (the “Company”) announced that its Board of Directors (the “Board”) had appointed Mr. Dean Parrish, Senior Vice President, Operations, to serve as the Company’s Senior Vice President and Chief Operating Officer, effective April 1, 2024 (the “Parrish Appointment”). Mr. Parrish’s compensation will be determined at a later time. Mr. Grayson Pranin, the Company’s President, Chief Executive Officer, and Chief Operating Officer, will retain his positions as President and Chief Executive Officer upon the commencement of Mr. Parrish’s role as Chief Operating Officer.

Mr. Parrish, age 36, has worked at the Company since January 2012 starting as a Senior Production Engineer until June 2015. Mr. Parrish served as the Company’s Operating Manager in February 2020 and became the Vice President of Operations in March 2021. On March 13, 2022, Mr. Parrish was promoted to Senior Vice President, Operations. Prior to joining the Company in January 2012, Mr. Parrish was employed at EXCO Resources, Inc. as a Production Engineer. Mr. Parrish earned his Bachelor of Science in Petroleum Engineering from the University of Oklahoma.

There is no arrangement or understanding between Mr. Parrish and any other persons pursuant to which Mr. Parrish was selected as an officer. There are no family relationships between Mr. Parrish and any director, executive officer or person nominated or chosen by the Company to become an executive officer of the Company within the meaning of Item 401(d) of Regulation S-K under the U.S. Securities Act of 1933 (“Regulation S-K”). Since the beginning of the Company’s last fiscal year, the Company has not engaged in any transaction in which Mr. Parrish had a direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K.

Item 7.01.	Regulation FD Disclosure.

On April 3, 2024, the Company issued a press release, attached as Exhibit 99.1, announcing the Parrish Appointment (the “Parrish Press Release”). A copy of the Parrish Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information set forth in this Item 7.01 and the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated April 3, 2024.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SandRidge Energy, Inc.

By:	/s/ Grayson Pranin
Grayson Pranin
President & Chief Executive Officer

Date: April 3, 2024